UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(866) 389-1970

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 30, 2021, Frequency Therapeutics, Inc. (the “Company”) posted an updated corporate slide presentation in the “Investors & Media” portion of its website at www.frequencytx.com. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

FX-322 Phase 2a End-of-study Results

On June 30, 2021, the Company reported final results from its four-arm, Phase 2a study of FX-322 (the “FX-322-202 study”) in 95 subjects aged 18-65, with mild to moderately severe acquired sensorineural hearing loss (“SNHL”). The Phase 2a study was designed to be a learning study and evaluate hearing improvement, different dosing regimens and safety in individuals with SNHL. Phase 2a study participants were evaluated for hearing improvements using Word Recognition (“WR”), Words-In-Noise (“WIN”), pure tone audiometry and additional exploratory measures. All subjects were administered a total of four weekly intratympanic injections comprised of zero, one, two, or four doses of FX-322 with the balance of injections comprised of placebo doses.

Consistent with the interim topline, day-90 study data the Company announced on March 23, 2021 (the “day-90 data”), the end-of-study results (as of day 210) showed that four weekly injections of FX-322 did not demonstrate improvements in any hearing measures versus placebo. The Company further observed that, consistent with day-90 data, 1) there was an unexpected increase in WR scores in the placebo group that did not occur in previous FX-322 trials and exceeded well-established published standards (potentially suggesting bias due to trial design); 2) given the lack of reliability of baseline WR scores of the placebo group due to the potential bias in the trial design, the Company was unable to evaluate hearing improvements in WR scores for FX-322 dosing regimens versus placebo; and 3) FX-322 continues to have a favorable safety and tolerability profile. Although there were a higher rate of ear-related adverse events (“AEs”) noted in the Phase 2a study versus prior FX-322 single-dose studies, the AEs occurred early in the course of treatment and were mild and transient in nature, no patients withdrew from the Phase 2a study due to such AEs, and there were no treatment-associated serious adverse events (“SAEs”) observed in the Phase 2a study.

The Company believes that the following end-of-study data below provide support for the conclusions noted above:

1)	Unexpected increase in WR scores in placebo group suggest potential bias resulting from trial design

The Company observed unexpected, large changes from baseline in WR scores in the Phase 2a study placebo group that did not occur in previous FX-322 trials and exceeded well-established published standards. The Company believes these changes potentially suggest that the Phase 2a trial design resulted in bias that impacted baseline hearing measures and thereby limited the ability to evaluate hearing improvement versus placebo.

Based on well-established published standards, only two and a half percent (2.5%) of untreated patients would be expected to exceed the ninety-five percent (95%) confidence interval (“CI”) for test/retest variability in the WR test. Based on the Company’s prior single-dose clinical studies of FX-322 (shown below in Table 1), no placebo or untreated ears exceeded this 95% CI for test/retest variability, while in the FX-322-202 study, sixteen percent (16%) of placebo ears exceeded the 95% CI. These data potentially suggest there may have been bias in the Phase 2a study’s baseline measurements leading to an apparent ‘treatment effect’ post baseline.

Table 1: Phase 2a placebo response exceeds 95% CI for WR test*

*	The FX-322-111 study was not placebo controlled, though the study analysis of untreated ears also showed zero percent (0%) exceeding 95% CI from baseline to day 90 for the WR test.

In addition, a review by the Company of available historical data from audiograms taken before the study, showed many study subjects with considerably lower baseline WR scores versus historical scores. This effect was observed among patients in all study groups. However, it was observed to be more frequent in the placebo group, and the level of WR scores at day-90 returned to values more consistent with historical data. Historical tests may also have been conducted with alternate word lists, lengths, or presentation levels.

Increases in WR scores that exceeded the 95% CI for test/retest variability were also observed in some untreated ears. Patients were not aware which ear would be treated when they came in for their baseline visit, which suggests potential bias in the trial design. Another observation of potential bias was also seen in inconsistent efforts by subjects in completing WR tests. Specifically, subjects could forego responding to test words in order to have a WR deficit at baseline. For example, one placebo subject, had 22 “no responses” on a 50 WR test given to the patient at baseline, while only 3 “no responses” were provided at the day-90 WR test.

Without a valid measure of baseline performance, it was difficult to evaluate hearing improvements of FX-322 versus placebo, specifically in WR tests.

2)	Lack of baseline reliability potentially limited Company’s ability to evaluate changes in WR scores for FX-322 versus placebo

Given the Company’s lack of confidence in the baseline WR measurements to which all later time measurements are compared, the Company believes it was limited in its ability to evaluate hearing improvements of FX-322 versus placebo.

Data in Table 2 show that while there were subjects in all groups that observed a greater than ten percent (10%) improvement in WR scores, a percentage improvement generally considered within the field of audiology to be clinically meaningful, similar improvements were also observed in the placebo group and in some untreated ears. While patients were required to have stable pure tone audiometry scores relative to their historical measures to be eligible to participate in the Phase 2a study, the Company believes that the inconsistency in WR baseline scores, as compared to the subjects historical scores, resulted in a data set from which meaningful conclusions could not be obtained.

Table 2: Word Recognition, 10% improvement from baseline

	FX-322 lx N=23	FX-322 2x N=25	FX-322 4x N=21	FX-322 Pooled N=69	Placebo N=21
Day 90
>=10% Improvement	8 (42.1%)	7 (31.8%)	5 (31.3%)	20 (35.1%)	9 (47.4%)
<10% Improvement	11 (57.9%)	15 (68.2%)	11 (68.8%)	37 (64.9%)	10 (52.6%)
Missing	4	3	5	12	2
Day 150
>=10% Improvement	7 (41.2%)	6 (27.3%)	7 (38.9%)	20 (35.1%)	9 (47.4%)
<10% Improvement	10 (58.8%)	16 (72.7%)	11 (61.1%)	37 (64.9%)	10 (52.6%)
Missing	6	3	3	12	2
Day 210
>=10% Improvement	10 (47.6%)	11 (45.8%)	9 (47.4%)	30 (46.9%)	10 (58.8%)
<10% Improvement	11 (52.4%)	13 (54.2%)	10 (52.6%)	34 (53.1%)	7 (41.2%)
Missing	2	1	2	5	4

3)	FX-322 continues to have a favorable safety and tolerability profile

FX-322 was observed to be well tolerated in this study. Ear-related adverse events were observed to be more common in the Phase 2a study than in the previous single-dose studies of FX-322, though it was also observed that these adverse events occurred early in the course of treatment and were mild and transient in nature. With multiple injections, some subjects reported hypoacusis (decreased hearing) across all groups, including placebo. Ear discomfort, ear pain, and tinnitus were more commonly reported in the drug group compared to placebo, but the events were generally mild, early after treatment, and transient. Subjects reporting tinnitus had preexisting tinnitus before the study. There were no treatment associated SAEs observed in the Phase 2a study. The Company believes that the adverse event profile observed to date supports continued evaluation of FX-322 as a single administration regimen.

Table 3: Select Treatment Emergent Adverse Events[1]

System Organ Class	FX-322 1x	FX-322 2x	FX-322 4x	Placebo	Untreated
Preferred Term	Ears=24	Ears=25	Ears=21	Ears=23	Ears=95
Ear	n (%)	n (%)	n (%)	n (%)	n (%)
Ear and labyrinth disorders
Treated Ear	10 (41.7%)	8 (32.0%)	12 (57.1%)	5 (21.7%)	0
Untreated Ear	0	0	0	0	1 ( 1.1%)
Both Ears	2 ( 8.3%)	2 ( 8.0%)	2 ( 9.5%)	0	0
Hypoacusis
Treated Ear	5 (20.8%)	4 (16.0%)	7 (33.3%)	4 (17.4%)	0
Untreated Ear	0	0	0	0	0
Both Ears	1 ( 4.2%)	2 ( 8.0%)	0	0	0
Ear discomfort
Treated Ear	3 (12.5%)	2 ( 8.0%)	6 (28.6%)	1 ( 4.3%)	0
Untreated Ear	0	0	0	0	0
Both Ears	0	0	0	0	0
Tinnitus
Treated Ear	4 (16.7%)	2 ( 8.0%)	0	0	0
Untreated Ear	0	0	0	0	0
Both Ears	1 ( 4.2%)	1 ( 4.0%)	1 ( 4.8%)	0	0
Ear pain
Treated Ear	1 ( 4.2%)	2 ( 8.0%)	1 ( 4.8%)	0	0
Untreated Ear	0	0	0	0	0
Both Ears	0	0	0	0	0

[1]

The safety analysis set was used for inclusion, but the experimental unit for the table is Ear. Therefore, cardinality shown in column headers represents the number of ears that received the indicated dose(s) or whether they were untreated.

Summary of FX-322 Study Design, Demographics and Subject Disposition

Table 4: Phase 2a study design (Double blind, placebo controlled, multi-center)

Table 5: Subject disposition

FX-322
	FX-322 1x	FX-322 2x	FX-322 4x	Pooled	Placebo
	N=23	N=25	N=24	N=72	N=23
Study Completion Through
Visit 9 (Day 210)
Completed	22(95.7%)	24 (96.0%)	22 (91.7%)	68 (94.4%)	20 (87.0%)
Discontinued	1( 4.3%)	1 ( 4.0%)	2 ( 8.3%)	4 ( 5.6%)	3 (13.0%)
Analysis Populations [1]
Full Analysis Set (FAS)	23(100.0%)	25(100.0%)	21 (87.5%)	69 (95.8%)	21 (91.3%)
Per-protocol Analysis Set (PPAS)	17(73.9%)	23 (92.0%)	15 (62.5%)	55 (76.4%)	17 (73.9%)
Safety Analysis Set (SfAS) [2]	23(100.0%)	25(100.0%)	24(100.0%)	72(100.0%)	23(100.0%)
Study Treatment Received by Visit
Day 1	23(100.0%)	25(100.0%)	24(100.0%)	72(100.0%)	23(100.0%)
Day 8	21(91.3%)	25(100.0%)	23 (95.8%)	69 (95.8%)	23(100.0%)
Day 15	21(91.3%)	25(100.0%)	22 (91.7%)	68 (94.4%)	21 (91.3%)
Day 21	20(87.0%)	25(100.0%)	22 (91.7%)	67 (93.1%)	22 (95.7%)
Rand. Stratification Factors
Etiology of Hearing Loss
SSHL	10(43.5%)	10 (40.0%)	11 (45.8%)	31 (43.1%)	10 (43.5%)
NIHL	13(56.5%)	15 (60.0%)	13 (54.2%)	41 (56.9%)	13 (56.5%)
Word Recognition (quiet)
>=50% Correct	18(78.3%)	19 (76.0%)	18 (75.0%)	55 (76.4%)	18 (78.3%)
<50% Correct	5(21.7%)	6 (24.0%)	6 (25.0%)	17 (23.6%)	5 (21.7%)

Table 6: Demographics

	FX-322 lx N=23	FX-322 2x N=25	FX-322 4x N=21	FX-322 Pooled N=69	Placebo N=21
Age (years) [1]
n	23	25	21	69	21
Mean	54.8	54.4	51.0	53.5	55.1
Median	57.0	56.0	59.0	57.0	58.0
Min	31	28	18	18	24
Max	65	66	64	66	65
Sex - n (%)
Male	15 (65.2%)	17 (68.0%)	18 (85.7%)	50 (72.5%)	14 (66.7%)
Female	8 (34.8%)	8 (32.0%)	3 (14.3%)	19 (27.5%)	7 (33.3%)
Race - n (%)
American Indian or Alaskan	0	0	0	0	0
Native
Asian	0	0	0	0	1 ( 4.8%)
Black or African American	2 ( 8.7%)	1 ( 4.0%)	2 ( 9.5%)	5 ( 7.2%)	2 ( 9.5%)
Native Hawaiian or Other	0	0	0	0	0
Pacific Islander
White	19 (82.6%)	23 (92.0%)	19 (90.5%)	61 (88.4%)	18 (85.7%)
Not Reported	1 ( 4.3%)	0	0	1 ( 1.4%)	0
Other	1 ( 4.3%)	1 ( 4.0%)	0	2 ( 2.9%)	0
Ethnicity - n (%)
Hispanic or Latino	2 ( 8.7%)	3 (12.0%)	1 ( 4.8%)	6 ( 8.7%)	4 (19.0%)
Not Hispanic or Latino	21 (91.3%)	22 (88.0%)	20 (95.2%)	63 (91.3%)	17 (81.0%)
Not Reported	0	0	0	0	0
Unknown	0	0	0	0	0

Table 7: Select baseline characteristics

	FX-322 lx N=23	FX-322 2x N=25	FX-322 4x N=21	FX-322 Pooled N=69	Placebo N=21
When Hearing Loss Started
6 months-2 years ago	5 (21.7%)	7 (28.0%)	9 (42.9%)	21 (30.4%)	7 (33.3%)
3-6 years ago	8 (34.8%)	3 (12.0%)	5 (23.8%)	16 (23.2%)	2 ( 9.5%)
7-10 years ago	2 ( 8.7%)	6 (24.0%)	2 ( 9.5%)	10 (14.5%)	4 (19.0%)
11+ years ago	8 (34.8%)	9 (36.0%)	5 (23.8%)	22 (31.9%)	8 (38.1%)
Ear(s) With Hearing Loss
Left Ear	4 (17.4%)	4 (16.0%)	6 (28.6%)	14 (20.3%)	2 ( 9.5%)
Right Ear	3 (13.0%)	1 ( 4.0%)	4 (19.0%)	8 (11.6%)	1 ( 4.8%)
Both Ears	16 (69.6%)	20 (80.6%)	11 (52.4%)	47 (68.1%)	18 (85.7%)
Hearing Aid Use
Yes	13 (56.5%)	16 (64.0%)	13 (61.9%)	42 (60.9%)	14 (66.7%)
Left Ear	0	3 (12.0%)	1 ( 4.8%)	4 ( 5.8%)	0
Right Ear	1 ( 4.3%)	1 ( 4.0%)	2 ( 9.5%)	4 ( 5.8%)	0
Both Ears	12 (52.2%)	12 (48.6%)	10 (47.6%)	34 (49.3%)	14 (66.7%)
No	10 (43.5%)	9 (36.0%)	8 (38.1%)	27 (39.1%)	7 (33.3%)

Future Development

The Company plans to conduct a new Phase 2 placebo-controlled study utilizing a single-dose approach to evaluate the hearing signal observed in the FX-322-201 and FX-322-111 studies, with a focus on the subject cohorts that the Company believes have best responded to FX-322 to date, while applying a broad set of approaches aimed to address bias issues. The Company believes this approach will enable future studies of FX-322 to generate robust clinical results.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the interpretation and implications of the results of the topline, interim day-90 data and final conclusions of the end-of-study data from the Phase 2a study, the interpretation and results of the FX-322-111, FX-322-201 and FX-322-112 data, the timing and results of top-line data from the Phase 1b study in severe SNHL, and the design and timing of future studies of and clinical development path for FX-322.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities, the relocation of the Company’s offices and laboratory facilities, the Company’s business and financial markets; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; the Company’s need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability or intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 13, 2021 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relate to Items 7.01 and 8.01, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Frequency Therapeutics, Inc. Corporate Slide Presentation as of June 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: June 30, 2021	By:	/s/ David L. Lucchino
Name: David L. Lucchino
Title: President and Chief Executive Officer